UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

Pursuant to Section 13a-16 or 15d-16 of the

Securities Exchange Act of 1934

For the month of November, 2011

Commission File Number: 000-31100

KISKA METALS CORPORATION

(Exact name of registrant as specified in its charter)

Suite 575, 510 Burrard Street, Vancouver, British Columbia V6C 3A8

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

Form 20-F ☒	Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1). ☐

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant’s “home country”), or under the rules of the home country exchange on which the registrant’s securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant’s security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes ☐	No ☒

If “Yes” is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b):  82-

 EXPLANATORY NOTE

This Form 6-K is submitted by Kiska Metals Corporation (“Kiska”) to the Securities and Exchange Commission (the “Commission”) using the EDGAR format type 8-K12G3 as notice that Kiska is the successor issuer to Rimfire Minerals Corporation under Rule 12g-3 under the Exchange Act, as required by Rule 12g-3(f).

Kiska understands that upon the furnishing of this Form 6-K to the Commission, a new Commission file number will be generated for the purpose of satisfying Kiska’s reporting obligations pursuant to Section 13 of the Exchange Act, and that Kiska should not continue to use Rimfire’s Commission file number 000-31100 for satisfying such obligations.

Effective August 5, 2009 Rimfire and Geoinformatics Exploration Inc. (“Geoinformatics”) completed a court-approved statutory plan of arrangement (the “Arrangement”) pursuant to Section 288 of the Business Corporations Act (British Columbia), whereby Rimfire shareholders received, after a 3:1 share consolidation by Geoinformatics, 0.87 of a common share of Geoinformatics for each common share of Rimfire held.

Upon effectiveness of the Arrangement, Rimfire became a wholly-owned subsidiary of Geoinformatics upon Geoinformatics’ acquisition of all of the issued and outstanding common shares of Rimfire. Geoinformatics changed its name to “Kiska Metals Corporation,” a corporation continued under the laws of the Yukon Territory.

At the shareholder meetings of Rimfire and Geoinformatics held on July 30, 2009, over 99% of the votes of Rimfire and Geoinformatics shareholders were cast in favor of resolutions approving the Arrangement.  The final order of the British Columbia Supreme Court approving the Arrangement was obtained on July 31, 2009. Upon effectiveness of the Arrangement, the common shares of Kiska were listed on the TSX Venture Exchange (“TSX-V”) and trade on the TSX-V under the ticker symbol “KSK.”

Prior to the Arrangement, the common shares of Rimfire were registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon effectiveness of the Arrangement, the common shares of Kiska were deemed registered under Section 12(g) of the Exchange Act, with Kiska deemed to be a successor issuer to Rimfire pursuant to Rule 12g-3(a) under the Exchange Act.  All securities issued in connection with the Arrangement were exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 21, 2011	KISKA METALS CORPORATION
(Registrant)

	By:	signed: “Adrian Rothwell”
Adrian Rothwell
Chief Financial Officer

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